                                                                   EXHIBIT 23(i)



                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-57577 of Borden, Inc. on Form S-3 of our report dated February 17, 1996 appearing in this Annual Report on Form 10-K of Borden, Inc. for the year ended December 31, 1995.

DELOITTE & TOUCHE LLP

Columbus, Ohio
March 28, 1996